Style Select Series, Inc.(trademark)
Supplement to the Prospectus dated April 1, 1999


Under the section entitled Fund Highlights on page 2 of the Prospectus, the second paragraph under Principal Investment
Techniques, which refers to the Mid-Cap Growth Portfolio, should be replaced in its entirety with the following:

invests primarily in equity securities (including, when deemed appropriate, by active trading) selected on the basis of growth criteria, issued by mid-cap or small-cap companies.

                             *****

Under the section entitled Description of Advisers on pages 38 -
40 of the Prospectus, the third paragraph on page 38 entitled
Bankers Trust Company should be supplemented with the following:

On June 4, 1999, Bankers Trust Corporation, the parent company of
Bankers Trust Company ( BT ), merged with Deutsche Bank AG
( Deutsche Bank ), resulting in BT becoming an indirect wholly-owned subsidiary of Deutsche Bank.

Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, funds management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At December 31, 1998, based on international accounting standards and converted at the exchange rate on December 30, 1998 of U.S. $1 = DM 1.6730, the Deutsche Bank Group had total assets of DM 1,225.5 billion, or U.S. $732.5 billion. The Deutsche Bank Group's capital and reserves at December 31, 1998, in accordance with Bank for International Settlements standards, were DM 57.4 billion, or U.S. $34.3 billion

                             *****

Under the section entitled Description of Advisers on pages 38 -
40 of the Prospectus, the second paragraph on page 40 entitled
Warburg Pincus Asset Management, Inc. should be supplemented with the following:

On July 6, 1999, Warburg was acquired by Credit Suisse Asset Management, the U.S. based asset management affiliate of Credit Suisse Group ( Credit Suisse ). The two companies integrated and reorganized forming a new company, Credit Suisse Asset Management, LLC ( CSAM ), a Delaware limited liability company.

CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years and has assets under management of approximately $58.7 billion. CSAM's principal business address is 152 East 53rd Street, New York, New York 10022.

Please be advised that all references to Warburg Pincus Asset
Management, Inc. throughout the Prospectus should be replaced with Credit Suisse Asset Management, LLC.


Dated:  July 7, 1999